Exhibit 10.74

SECOND AMENDMENT
TO LOAN AND GUARANTEE AGREEMENT
SECOND AMENDMENT TO LOAN AND GUARANTEE AGREEMENT, dated as of December 8, 2020 (this “Amendment”), to the Loan and Guarantee Agreement, among UNITED AIRLINES, INC., a corporation organized under the laws of Delaware (the “Borrower”), UNITED AIRLINES HOLDINGS, INC., a corporation organized under the laws of Delaware (the “Parent”), the Guarantors party thereto, the UNITED STATES DEPARTMENT OF THE TREASURY (“Treasury”), as Initial Lender and a Lender, and THE BANK OF NEW YORK MELLON, as Administrative Agent and as Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Guarantee Agreement.

W I T N E S S E T H:
WHEREAS, Parent, the Borrower, Treasury, the Guarantors party thereto from time to time and the Agents are each party to that certain Loan and Guarantee Agreement, dated as of September 28, 2020 (as amended and restated by that certain Restatement Agreement, dated as of November 6, 2020, the “Existing Loan and Guarantee Agreement”, and as amended by this Amendment, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Guarantee Agreement”);

WHEREAS, the Credit Parties have agreed to pledge the assets listed on Schedule 2.07 to the Existing Loan and Guarantee Agreement to satisfy the Post-Closing Pledge Condition (as defined in the Existing Loan and Guarantee Agreement);
WHEREAS, pursuant to Section 11.02 of the Loan and Guarantee Agreement, the Borrower has requested amendments to the Existing Loan and Guarantee Agreement in connection with satisfaction of the Post-Closing Pledge Condition, including as to the corresponding increase to the Commitment contemplated by Section 2.07 of the Existing Loan and Guarantee Agreement, as set forth in this Amendment;
WHEREAS, Treasury has agreed to amend the Existing Loan and Guarantee Agreement as more particularly set forth in this Amendment; and
WHEREAS, in connection with the foregoing, the Borrower has requested (i) amendments to that certain Pledge and Security Agreement (as defined in the Existing Loan and Guarantee Agreement) and (ii) the execution of the Collateral Proceeds Account Control Agreement in connection with the Collateral Proceeds Account, among Borrower, the Collateral Agent and Citibank, N.A. as Account Bank (the “Collateral Proceeds Account Control Agreement”); and
NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.Amendments. Effective as of the Second Amendment Effective Date, the Existing Loan and Guarantee Agreement is hereby amended as follows:
(a)Section 1.01 of the Existing Loan and Guarantee Agreement is amended by amending and restating the defined terms “Appraised Value”, “Commitment”, “Pledge and Security Agreement” and “Specified Appraised Value”, to read as follows:
“Appraised Value” means, as of any date, (a) the specific value in Dollars (and not a range of values) of any property constituting Eligible Collateral (other than cash and Cash Equivalents) as reflected in the most recent Appraisal, (b) with respect to any cash pledged or being pledged at such time as Collateral, 160% of the face amount and (c) with respect to any Cash Equivalents pledged or being pledged at such time as Collateral, 100% of the fair market value thereof as determined by the Parent in accordance with customary financial market practices determined no earlier than 45 days prior to such date; provided that (i) if no Appraisal relating to such Eligible Collateral has been delivered to the Collateral Agent prior to such date, the Appraised Value of such Eligible Collateral shall be deemed to be zero, (ii) in the case of any such property consisting of ground support equipment, the Appraised Value shall be deemed to be 50% of the value set forth in the most recent Appraisal and (iii) in the case of the flight simulators listed on Schedule 2.07, the Appraised Value shall be deemed to be the value set forth in the most recent Appraisal minus $19,318,907.
“Commitment” means the commitment of the Initial Lender to make Loans in the amount of $7,491,000,000, as such commitment may be reduced or terminated pursuant to Section 2.07.
“Pledge and Security Agreement” means the Amended and Restated Pledge and Security Agreement executed and delivered by the Borrower and each Guarantor party thereto on December 8, 2020, in form and substance acceptable to the Initial Lender and the Collateral Agent (which agreement amended and restated that certain Pledge and Security Agreement dated as of the Closing Date), as it may be amended, supplemented, restated or otherwise modified from time to time. For the avoidance of doubt, the terms of the “Pledge and Security Agreement” shall include the terms of all Applicable Annexes (as defined in the Pledge and Security Agreement).
“Specified Appraised Value” means, as of any date of determination, the sum of (i) fifty percent (50%) of the Appraised Value of the Eligible Collateral (excluding any Upsize SGR Collateral) plus (ii) thirty seven and ½ percent (37.5%) of the Appraised Value of the Eligible Collateral constituting Upsize SGR Collateral, in each case determined as of the date of the Appraisal most recently delivered pursuant to Section 5.16 (or (A) in the case of cash and Cash Equivalents, as of such date of determination, (B) in the case of any Upsize SGR Collateral, until an Appraisal has been delivered pursuant to Section 5.16, as of the date of the Appraisal delivered on the Restatement

Effective Date (as defined in the Restatement Agreement) and (C) in the case of any other assets, until an Appraisal has been delivered pursuant to Section 5.16, as of the date of the Appraisal most recently delivered); provided that (x) no more than 25% of the Specified Appraised Value may correspond to ground support equipment, (y) any amounts held in the Collateral Proceeds Account shall not be included in the Specified Appraised Value and (z) the Appraised Value of any SGR Assets (as defined in the Pledge and Security Agreement) corresponding to Scheduled Services that do not have one end point in the United States and one end point in a country other than the United States shall not be included in the Specified Appraised Value.
(b)Section 1.01 of the Existing Loan and Guarantee Agreement is amended by deleting the defined term “Post-Closing Pledge Condition”.
(c)Section 2.07 of the Existing Loan and Guarantee Agreement is amended by deleting it in its entirety and amending and restating it as follows:
SECTION 2.07    Reduction and Termination of Commitments. The Initial Lender’s Commitment shall (x) automatically and permanently be reduced by the amount of any Borrowing of a Loan and (y) automatically and permanently terminate on March 26, 2021. The Borrower may, upon not less than three (3) Business Days’ notice to the Initial Lender and the Administrative Agent, terminate the Commitment or, from time to time, reduce the Commitment. Any such reduction in the Commitment shall be in an amount equal to $1,000,000 or a whole multiple thereof, and shall permanently reduce the Commitment.
(d)Section 4.02(g) of the Existing Loan and Guarantee Agreement is amended by deleting it in its entirety and amending and restating it as follows:
(g)    [Reserved].
Section 2.Representations and Warranties. The Credit Parties represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders as of the Second Amendment Effective Date that:
(a)The execution, delivery and performance by each Credit Party of this Amendment and each other Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of its Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which each Credit Party is a party or affecting each Credit Party or the material properties of any Credit Party or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or its property is subject or (c) violate any Law, except to the extent such violation could not reasonably be expected to have a Material Adverse Effect.

(b)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, each Credit Party of this Amendment or any other Loan Document, except for (i) such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect and (ii) filings and consents contemplated by the Security Documents or Section 5.14 of the Loan and Guarantee Agreement.
(c)This Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Credit Party set forth on the signature pages to this Amendment. This Amendment constitutes, and each other Loan Document when so delivered will constitute, the legal, valid and binding obligation of each Credit Party hereto enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting the creditors’ rights generally and by general principles of equity.
(d)No Default exists under the Loan and Guarantee Agreement.
(e)All representations and warranties contained in the Loan and Guarantee Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that (A) such representations or warranties are qualified by a materiality standard, in which case they are true and correct in all respects, and (B) such representations or warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).
Section 3.Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver in accordance with Section 11.02 of the Loan and Guarantee Agreement) of the following conditions (and, in the case of each document specified in this Section to be received by the Initial Lender (and the applicable Agent or Agents), such document shall be in form and substance satisfactory to the Initial Lender and/or the applicable Agent or Agents) (the date on which such conditions are satisfied or waived being the “Second Amendment Effective Date”) when:
(a)Executed Counterparts. The Initial Lender and the Agents shall have received from each Credit Party hereto a counterpart of this Amendment and an amended and restated Pledge and Security Agreement, substantially in the form attached hereto as Annex A (the “Amended and Restated Pledge and Security Agreement”), each signed on behalf of such Credit Party. Notwithstanding anything herein to the contrary, delivery of an executed counterpart of a signature page of this Amendment or the Amended and Restated Pledge and Security Agreement by telecopy or other electronic means, or confirmation of the execution of this Amendment and the Amended and Restated Pledge and Security Agreement on behalf of a party by an email from an authorized signatory of such party shall be effective as delivery of a manually executed counterpart of this Amendment and the Amended and Restated Pledge and Security Agreement.

(b)Certificates. The Initial Lender and any applicable Agent shall have received such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Credit Parties as the Lenders may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents;
(c)Organizational Documents. The Initial Lender shall have received customary resolutions or evidence of corporate authorization, secretary’s certificates and such other documents and certificates (including Organizational Documents and good standing certificates) as the Initial Lender may request relating to the organization, existence and good standing of each Credit Party and any other legal matters relating to the Credit Parties, the Loan Documents or the transactions contemplated thereby.
(d)Opinion of Counsel to Credit Parties. The Initial Lender and the applicable Agent or Agents shall have received all opinions of counsel (including opinions of counsel covering the creation and perfection, or the continuing creation and perfection, of the security interests on Collateral, consistent with the opinions delivered on the Closing Date, and including substantially similar opinions with respect to any Additional Collateral) to the Credit Parties that is acceptable to the Initial Lender, addressed to the Initial Lender and the applicable Agent or Agents and dated as of the Second Amendment Effective Date, in form and substance satisfactory to the Initial Lender and the applicable Agent (and the Parent hereby instructs such counsel to deliver such opinions to such Persons).
(e)Expenses. The Borrower shall have paid all reasonable fees, expenses (including the reasonable fees and expenses of legal counsel) and other amounts due to the Initial Lender, the Administrative Agent and the Collateral Agent (to the extent that statements for such expenses shall have been delivered to the Borrower on or prior to the Second Amendment Effective Date); provided that such expenses payable by the Borrower may be offset against the proceeds of any Loans funded on the Second Amendment Effective Date.
(f)Officer’s Certificate. The Initial Lender shall have received a certificate executed by a Responsible Officer of the Parent and the Borrower confirming (i) that the representations and warranties contained in Section 3 of this Amendment are true and correct on and as of the Second Amendment Effective Date, (ii) that the information provided in the Loan Application Form submitted by the Borrower was true and correct on and as of the date of delivery thereof, (iii) the satisfaction of Sections 4(j) and (l) herein as of the Second Amendment Effective Date, (iv) the satisfaction of all other conditions precedent to the Second Amendment Effective Date described in this Section 4 and (v) that no Default or Event of Default exists or will result from the terms of this Amendment on the Second Amendment Effective Date.
(g)Appraisals. The Initial Lender shall have received Appraisals of Additional Collateral satisfactory in form and substance and performed by an Eligible Appraiser dated as of a date no earlier than thirty (30) days prior to the Second Amendment Effective Date.

(h)Consents and Authorizations. Each Credit Party shall have obtained all consents and authorizations from Governmental Authorities and all consents of other Persons (including shareholder approvals, if applicable) that are necessary or advisable in connection with this Amendment, any Loan Document, any of the transactions contemplated hereby or thereby or the continuing operations of the Credit Parties and each of the foregoing shall be in full force and effect and in form and substance satisfactory to the Initial Lender.
(i)Lien Searches. The Initial Lender shall have received (i) UCC and other applicable lien searches, including tax and judgment liens searches, conducted in the jurisdictions and offices where such liens on material assets of the Credit Parties are required to be filed or recorded, in each case, as of the date that such lien searches were last conducted pursuant to the Loan and Guarantee Agreement and (ii) to the extent any Additional Collateral consists of (x) Aircraft and Engine Assets (as defined in the Pledge and Security Agreement), aircraft registry lien searches conducted with the FAA and the International Registry or (y) Spare Part Assets (as defined in the Pledge and Security Agreement), registry lien searches conducted with the FAA (with reference to each Designated Spare Parts Location set forth on Schedule 2.1 of the Pledge and Security Agreement), in each case, reflecting the absence of Liens on the assets of the Credit Parties, other than Permitted Liens or Liens to be discharged on or prior to the Second Amendment Effective Date pursuant to documentation satisfactory to the Initial Lender.
(j)Specified Appraised Value. On the Second Amendment Effective Date (and after giving pro forma effect to the pledge of any Additional Collateral on that date), the Specified Appraised Value shall be equal to or greater than $7,491,000,000.
(k)Solvency Certificate. The Initial Lender shall have received a certificate of the chief financial officer or treasurer (or other comparable officer) of the Parent certifying that the Borrower and its Subsidiaries (taken as a whole) are, and will be immediately after giving effect to this Amendment, Solvent.
(l)No Material Adverse Effects. Since the Closing Date, (i) there has been no event or circumstance that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect and (ii) none of the Credit Parties has made a Disposition of any assets of the type that would be included in the Collateral other than as would have been permitted under the Loan and Guarantee Agreement.
(m) Audits. On the Second Amendment Effective Date, the opinion of the independent public accountants (after giving effect to any reissuance or revision of such opinion) on the most recent audited consolidated financial statements delivered by the Parent pursuant to Section 5.01(a) of the Loan and Guarantee Agreement shall not include a “going concern” qualification under GAAP as in effect on the date of this Amendment or, if there is a change in the relevant provisions of GAAP thereafter, any like qualification or exception under GAAP after giving effect to such change; and
(n)Perfection Certificate. The Initial Lender and the Agents shall have received from each Credit Party hereto an amended and restated Perfection Certificate or supplement thereof, updated to include all Additional Collateral, signed on behalf of such Credit Party. Notwithstanding anything herein to the contrary, delivery of an executed signature page of an amended and restated Perfection Certificate or supplement thereof by telecopy or other electronic means, or confirmation of the execution of an amended and restated Perfection Certificate or supplement thereof on behalf of a party by an email from an authorized signatory of such party shall be effective as delivery of a manually executed counterpart of an amended and restated Perfection Certificate or supplement thereof.
(o)Perfection of Liens on Collateral. On or prior to the Second Amendment Effective Date, in connection with the execution of the Amended and Restated Pledge and Security Agreement, the Perfection Requirement (as defined in the Amended and Restated Pledge and Security Agreement) shall have been satisfied and all of the perfection steps thereunder shall have been completed, and copies or evidence, if available, of any relevant filings, recordings and other perfection documentation shall have been provided to the Initial Lender, the Administrative Agent and the Collateral Agent.
Section 4.Miscellaneous.
(a)Fees. The Borrower shall pay all fees required to be paid to the Administrative Agent, the Collateral Agent and the Lenders and all expenses (including fees and expenses of counsel) required to be paid to the Administrative Agent, Collateral Agent and the Lenders, in each case as required by and in accordance with the terms of the Loan and Guarantee Agreement, as they are due and payable in connection with this Amendment.
(b)Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment shall not constitute a novation or termination of the Existing Loan and Guarantee Agreement or any other Loan Documents and are not intended to and do not serve to effect a novation or termination of the obligations outstanding under the Existing Loan and Guarantee Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect.
(c)Governing Law; Jurisdiction, Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES IF AND TO THE EXTENT SUCH LAW IS APPLICABLE, AND OTHERWISE IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.
(d)WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY AND EACH LENDER HEREBY UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY CIVIL LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(e)Entire Agreement. This Amendment, the Loan and Guarantee Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The Borrower and the Agents hereby designate each of this Amendment and the Amended and Restated Pledge and Security Agreement as a Loan Document.
(f)Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
(g)Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(h)Successors and Assigns. When this Amendment has been executed by the Borrower, the Agents and the Lenders party hereto, this Amendment shall thereafter be binding upon and inure to the benefit of the parties and their respective successors and assigns, in accordance with the terms of the Loan and Guarantee Agreement.
(i)Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(j)Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
(k)Direction to Agents. The Lenders party hereto hereby authorize and direct the Administrative Agent and the Collateral Agent to execute and deliver this Amendment, and the Collateral Agent to execute and deliver the Amended and Restated Pledge and Security Agreement and the Collateral Proceeds Account Control Agreement.

(l)Release by Credit Parties. Each Credit Party hereto hereby acknowledges and agrees that it has no actual knowledge of any defenses or claims against any Lender, the Agents, any of their respective Affiliates or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors or assigns with respect to the Obligations, and that if such Credit Party now has, or ever did have, any defenses or claims with respect to the Obligations against any Lender, the Agents, any of the respective Affiliates or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of effectiveness of this Amendment, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES each Lender, each Agent, their respective Affiliates and their respective officers, directors, employees, attorneys, representatives, predecessors, successors and assigns from any liability therefor.
(m) No Liability of Agents. The Agents assume no responsibility for, and shall be entitled to rely on, without any obligation to ascertain or investigate, the correctness of the recitals and statements contained herein. The Agents shall not be liable or responsible in any manner whatsoever for, or in respect of, the validity or sufficiency of this Amendment.
Section 5.Reaffirmation.
(a)Each Credit Party hereto hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to “the Loan and Guarantee Agreement,” “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan and Guarantee Agreement in the Loan Documents shall, on and after the Second Amendment Effective Date, be deemed to be a reference to the Loan and Guarantee Agreement, as amended and restated by this Amendment.
(b)Each Credit Party hereto hereby reaffirms all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and acknowledges and agrees that such obligations and liabilities remain in full force and effect.
(c)Each Credit Party hereto hereby irrevocably and unconditionally ratifies each Loan Document to which it is a party (as such Loan Documents are amended to and including the date hereof) and ratifies and reaffirms such Credit Party’s guarantee and grant of liens and security interests under the Security Documents and confirms that the guarantees, liens and security interests granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to the Loan and Guarantee Agreement.

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    IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.
UNITED AIRLINES, INC.,
as Borrower

By: _/s/ Pamela S. Hendry  _________
Name: Pamela S. Hendry
Title: Vice President and Treasurer

UNITED AIRLINES HOLDINGS, INC.,
as Parent

By: _/s/ Pamela S. Hendry  _________
Name: Pamela S. Hendry
Title: Vice President and Treasurer

CALFINCO INC.,
as Guarantor

By: _/s/ Pamela S. Hendry  _________
Name: Pamela S. Hendry
Title: Treasurer

COVIA LLC,
as Guarantor

By: _/s/ Pamela S. Hendry  _________
Name: Pamela S. Hendry
Title: Treasurer

[Signature Page to Second Amendment to the Loan and Guarantee Agreement – United Airlines, Inc.]

UNITED STATES DEPARTMENT OF THE TREASURY, as the Initial Lender and a Lender

By:    _/s/ Brent McIntosh____________
    Name: Brent McIntosh
Title: Under Secretary for International Affairs

[Signature Page to Second Amendment to the Loan and Guarantee Agreement – United Airlines, Inc.]

THE BANK OF NEW YORK MELLON, as Administrative Agent

By:    _/s/ Bret S. Derman________
    Name: Bret S. Derman
    Title: Vice President

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:    _/s/ Bret S. Derman________
    Name: Bret S. Derman
    Title: Vice President

[Signature Page to Second Amendment to the Loan and Guarantee Agreement – United Airlines, Inc.]

        Annex A
Form of Amended and Restated Pledge and Security Agreement